Fair Value Measurements	6 Months Ended
Jun. 30, 2018
Text block1 [abstract]
Fair Value Measurements
5.	Fair Value Measurements

The Company classifies its fair value measurements within a fair value hierarchy, which reflects the significance of the inputs used in making the measurements as defined in IFRS 13 – Fair Value Measurements (“IFRS 13”).

Level 1 - Unadjusted quoted prices at the measurement date for identical assets or liabilities in active markets.

Level 2 - Observable inputs other than quoted prices included in Level 1, such as quoted prices for similar assets and liabilities in active markets; quoted prices for identical or similar assets and liabilities in markets that are not active; or other inputs that are observable or can be corroborated by observable market data.

Level 3 - Unobservable inputs which are supported by little or no market activity.

The following table sets forth the Company’s financial assets and liabilities measured at fair value by level within the fair value hierarchy. As required by IFRS 13, assets and liabilities are classified in their entirety based on the lowest level of input that is significant to the fair value measurement.

	June 30, 2018
(in thousands)	Total	Level 1	Level 2	Level 3
Cash and cash equivalents	$92,661	$92,661	$—	$—
Trade receivables from provisional concentrate sales, net of fair value adjustment	783	—	783	—
Long-term investments - common shares held	261,159	261,159	—	—
Long-term investments - warrants held	13	—	13	—
Convertible note receivable	13,723	—	—	13,723

	$368,339	$353,820	$796	$13,723

	December 31, 2017
(in thousands)	Total	Level 1	Level 2	Level 3
Cash and cash equivalents	$98,521	$98,521	$—	$—
Trade receivables from provisional concentrate sales, net of fair value adjustment	1,398	—	1,398	—
Long-term investments - common shares held	95,608	95,608	—	—
Long-term investments - warrants held	124	—	124	—
Convertible note receivable	15,777	—	—	15,777

	$211,428	$194,129	$1,522	$15,777

Other accounts receivables and accounts payables and accrued liabilities are non-interest bearing and are stated at carrying values, which approximate fair values due to the short terms to maturity. Where necessary, other receivables are reported net of allowances for uncollectable amounts.

The Company’s bank debt (Note 18.1) is reported at amortized cost using the effective interest method. The carrying value of the bank debt approximates its fair value.

5.1.	Valuation Techniques for Level 1 Assets

Cash and Cash Equivalents

The Company’s cash and cash equivalents are valued using quoted market prices in active markets and, as such, are classified within Level 1 of the fair value hierarchy.

Long-Term Investments in Common Shares Held

The Company’s long-term investments in common shares held are valued using quoted market prices in active markets and, as such, are classified within Level 1 of the fair value hierarchy. The fair value of the long-term investments in common shares held is calculated as the quoted market price of the common share multiplied by the quantity of shares held by the Company.

5.2.	Valuation Techniques for Level 2 Assets

Accounts Receivable Arising from Sales of Metal Concentrates

The Company’s trade receivables and accrued liabilities from provisional concentrate sales are valued based on forward prices of silver and gold to the expected date of final settlement (Note 6). As such, these receivables and/or liabilities are classified within Level 2 of the fair value hierarchy.

Long-Term Investments in Warrants Held

The fair value of the Company’s long-term investments in warrants held that are not traded in an active market are determined using a Black-Scholes model based on assumptions including risk free interest rate, expected dividend yield, expected volatility and expected warrant life which are supported by observable current market conditions and as such are classified within Level 2 of the fair value hierarchy. The use of reasonably possible alternative assumptions would not significantly affect the Company’s results.

5.3.	Valuation Techniques for Level 3 Assets

Convertible Note Receivable

The fair value of the Kutcho Convertible Note receivable (Note 16), which is not traded in an active market, is determined by discounting the stream of future interest and principal payments at the rate of interest prevailing at the balance sheet date for instruments of similar term and risk (the market interest rate), and adding this value to the value of the convertibility feature which is estimated using a Black-Scholes model based on assumptions including risk free interest rate, expected dividend yield, expected volatility and expected remaining life of the Kutcho Convertible Note receivable.

As the expected volatility and market interest rate are not observable inputs, the Kutcho Convertible Note receivable is classified within Level 3 of the fair value hierarchy and any changes in fair value are reflected on the Consolidated Statement of Earnings under the classification Unrealized Fair Value Losses (Gains), Net (Note 10).

Management estimates that the market interest rate on similar borrowings without the conversion feature was approximately 15% and has used an implied volatility of 30% in valuing the convertibility feature. If (i) the market interest rate used had been 2% lower or higher at the respective balance sheet date; or (ii) the implied volatility used had been 10% higher or lower at the respective balance sheet date, then the value of the Kutcho Convertible Note receivable would have increased or decreased by approximately $1 million.

Minto Derivative Liability

In October 2017, in order to incentivize Capstone Mining Corp. to extend the Minto mine life, the Company agreed to amend the Minto precious metal purchase agreement. The primary modification is to increase the production payment per ounce of gold delivered to Wheaton over the current fixed price in periods where the market price of copper is lower than $2.50 per pound. As this pricing mechanism meets the definition of a derivative, it is reflected at fair value for financial reporting purposes. At June 30, 2018 and December 31, 2017, the Company estimated the fair value of this derivative liability to be $NIL as the long-term outlook for copper based on a consensus derived from a number of sources including analysts and other market observers exceeds $2.50 per pound over the duration of the anticipated remaining mine life.